Exhibit 1


                           PRECISION AUTO CARE, INC.
                            (a Virginia corporation)

                                  Common Stock

                             UNDERWRITING AGREEMENT

                           Dated: _________ __, 1997

                           PRECISION AUTO CARE, INC.

                             UNDERWRITING AGREEMENT

_________ __, 1997
A.G. EDWARDS & SONS, INC.
FERRIS, BAKER WATTS, INCORPORATED
   As Representatives of the Several
     Underwriters Named in SCHEDULE A hereto
c/o A.G. Edwards & Sons, Inc.
One North Jefferson Avenue
St. Louis, Missouri  63103

Dear Sirs:

         Precision Auto Care, Inc., a Virginia corporation (the "Company"), proposes to issue and sell to the underwriters named in SCHEDULE A (collectively, the "Underwriters") an aggregate of 2,300,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company and the persons listed on SCHEDULE B (the "Selling Shareholders") propose to sell to the Underwriters an aggregate of 140,000 shares of Common Stock in such denominations as are set forth opposite each Selling Shareholder's name on SCHEDULE B (the "Firm Shares"). The Firm Shares are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are set forth in SCHEDULE A opposite the name of such Underwriter.

         The Company also grants to the Underwriters, severally and not jointly, the option described in Section 2 hereof to purchase, on the same terms as the Firm Shares, up to 366,000 additional shares of Common Stock (the "Option Shares") solely to cover over-allotments. The Firm Shares, together with all or any part of the Option Shares, are collectively herein called the "Shares."

         The proceeds to the Company from the sale to the Underwriters of the Firm Shares will be used in part to repay certain indebtedness assumed by the Company in connection with the Company's acquisition of each of the entities named on SCHEDULE C (each such entity, a "Constituent Company" and, collectively, the "Constituent Companies"). The acquisition of a Constituent Company (or group of affiliated Constituent Companies) is hereinafter referred to as an "Acquisition" and the acquisition of the Constituent Companies is hereinafter referred to as the "Acquisitions." Each Acquisition will be effected pursuant to that certain Plan of Reorganization and Agreement for Share Exchange Offers by and among the Company, and the Constituent Companies, and the exhibits, agreements, documents and schedules entered into or delivered in connection therewith (the "Combination Agreement").

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         SECTION 1.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to and agrees with each of the Underwriters that:

         (a) A registration statement on Form S-1 (File No. 333-34439) with respect to the Shares, including a preliminary prospectus, has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the applicable rules and regulations (the "Securities Act Regulations") of the Securities and Exchange Commission (the "Commission"), and has been filed with the Commission; and such amendments to such registration statement as may have been required prior to the date hereof have been filed with the Commission, and such amendments have been similarly prepared. Copies of such registration statement and amendment or amendments and of each related preliminary prospectus, and the exhibits, financial statements and schedules have been delivered to you. The Company has prepared in the same manner, and proposes so to file with the Commission, one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, (ii) if the Company does not rely on Rule 434 of the Securities Act, a final prospectus in accordance with Rules 430A and 424(b) of the Securities Act Regulations or (iii) if the Company relies on Rule 434 of the Securities Act, a term sheet relating to the Shares that shall identify the preliminary prospectus that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) of the Securities Act. The Company also may file a related registration statement with the Commission pursuant to Rule 462(b) of the Securities Act for the purpose of registering certain additional shares of Common Stock, which registration statement will be effective upon filing with the Commission. As filed, such amendment, any registration statement filed pursuant to Rule 462(b) of the Securities Act and any term sheet and form of final prospectus, or such final prospectus, shall include all Rule 430A Information (as defined below) and, except to the extent that you shall agree in writing to a modification, shall be in all respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Company shall have previously advised you in writing would be included or made therein.

                  A Registration Statement on Form S-4 (file No. 333-34449) with respect to the shares of Common Stock to be issued to the shareholders of the Constituent Companies pursuant to the terms of the Combination Agreement, including a prospectus and joint proxy statement (the "S-4 Registration Statement"), has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act and the Securities Act Regulations of the Commission, and has been filed with the Commission and such amendments to such registration statement as may have been required prior to the date hereof have been filed with the Commission, and such amendments have been similarly prepared. Copies of such registration statement and amendment or amendments and of each related preliminary prospectus, prospectus, joint proxy statement and the exhibits, financial statements and schedules, as finally amended and revised, have been delivered to you.

                  The term "Registration Statement" as used in this Agreement shall mean the registration statement referenced in Section 1(a) above at the time such registration statement becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Time (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include all Rule 430A Information contained in any Prospectus and any Term Sheet (as hereinafter defined) and deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Securities Act Regulations. The term "Preliminary Prospectus" shall mean any preliminary prospectus referenced in Section 1(a) above and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean (a) if the Company relies on Rule 434 of the Securities Act, the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b)(7) of the Securities Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements or (b) if the Company does not rely on Rule 434 of the Securities Act, the prospectus relating to the Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations or, if no filing pursuant to Rule 424(b) of the Securities Act Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such Registration Statement becomes effective. The term "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted pursuant to Rule 430A of the Securities Act Regulations to be omitted from the Registration Statement when it becomes effective. The term "462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Securities Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such registration statement becomes effective). The term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 of the Securities Act. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

         (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and no proceedings for that purpose have been instituted or threatened by the Commission or the state securities or blue sky authority of any jurisdiction, and each Preliminary Prospectus and any amendment or supplement thereto, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use in the Registration Statement or any 462(b) Registration Statement.

         (c) When the Registration Statement, the S-4 Registration Statement and any 462(b) Registration Statement shall become effective, or any Term Sheet that is part of the Prospectus is filed with the Commission pursuant to Rule 434, when the Prospectus is first filed pursuant to Rule 424(b) of the Securities Act Regulations, when any amendment to the Registration Statement, the S-4 Registration Statement or any 462(b) Registration Statement becomes effective, and when any supplement to the Prospectus or any Term Sheet is filed with the Commission and at the Closing Time and Date of Delivery (as hereinafter defined), (i) the Registration Statement, the S-4 Registration Statement, the 462(b) Registration Statement, the Prospectus, the Term Sheet and any amendments thereof and supplements thereto will conform in all material respects with the applicable requirements of the Securities Act and the Securities Act Regulations, and (ii) neither the Registration Statement, the S-4 Registration Statement, the 462(b) Registration Statement, the Prospectus, any Term Sheet nor any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use in the Registration Statement or any 462(b) Registration Statement.

         (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company is and, after giving effect to the Acquisitions, will be duly qualified to transact business as a foreign corporation and is in good standing in each of the jurisdictions in which the ownership or leasing of its properties or the nature or conduct of its business as described in the Registration Statement and the Prospectus requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole.

         (e) The entities named on SCHEDULE D constitute all of the entities that will be subsidiaries of the Company, direct or indirect, after giving effect to the Acquisitions. These entities are hereinafter collectively referred to as the "Subsidiaries." Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation with all requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. Each Subsidiary is duly qualified to transact business in all jurisdictions in which the conduct of its business as described in the Registration Statement and the Prospectus conducted requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

         (f) The Company has full corporate right, power and authority to enter into this Agreement and the Combination Agreement, to issue, sell and deliver the Shares as provided hereby and to consummate the transactions contemplated hereby and thereby. The filing of the Registration Statement, any amendments or supplements thereto, and any 462(b) Registration Statement has been duly authorized by the Board of Directors of the Company. This Agreement and the Combination Agreement have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relating to or affecting creditors' rights, or by general principles of equity whether considered at law or at equity and except to the extent enforcement of the indemnification provisions set forth in Section 6 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

         (g) The issue and sale of the Shares by the Company and the performance of this Agreement and the Combination Agreement and the consummation of the transactions herein contemplated will not result in a violation of the Company's articles of incorporation or bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries under, any statute, or under any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which they are bound or to which any of the properties or assets of the Company or its subsidiaries is subject, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its Subsidiaries or their properties, except to such extent as does not materially adversely affect the business of the Company and its Subsidiaries taken as a whole; no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation of the transactions herein contemplated, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Act or Rules and Regulations or any state securities laws.

         (h) The Shares to be issued and sold to the Underwriters hereunder have been validly authorized by the Company. When issued and delivered against payment therefor as provided in this Agreement, the Shares will be duly and validly issued, fully paid and nonassessable. No preemptive rights of shareholders exist with respect to any of the Shares which have not been satisfied or waived. No person or entity holds a right to require or participate in the registration under the Securities Act of the Shares pursuant to the Registration Statement which has not been satisfied or waived; and, except as set forth in the Prospectus, no person holds a right to require registration under the Securities Act of any shares of Common Stock of the Company at any other time which has not been satisfied or waived.

         (i) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. The shares of Common Stock to be issued to the shareholders of the Constituent Companies have been duly authorized and, when issued and delivered to the purchasers thereof upon delivery of the consideration therefor as provided in the Combination Agreement, will be validly issued, fully paid and non assessable, and the issuance of such shares will not be subject to any statutory preemptive rights of shareholders or any other rights to purchase.

         (j) Except as set forth on SCHEDULE D, all of the issued shares of capital stock of each of the Subsidiaries, after giving effect to the Acquisitions, will be duly authorized and validly issued, fully paid and nonassessable and will be owned, directly or indirectly through another Subsidiary, by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries, after giving effect to the Acquisitions, will be outstanding. Other than the Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership or membership interest in any partnership, limited liability company, joint venture or other association.

         (k) Except as disclosed in the Prospectus, there are no, and after giving effect to the Acquisition there will not be, any outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

         (l) The Company and the Subsidiaries have, and after giving effect to the Acquisitions, will have, good and marketable title in fee simple to all real property purported to be owned, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material to the Company and the Subsidiaries taken as a whole and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary. Neither the Company nor any Subsidiary has any notice or knowledge of any material claim of any sort which has been, or may be, asserted by anyone adverse to the Company's or any Subsidiary's rights as lessee or sublessee under any lease or sublease described above, or affecting or questioning the Company's or any of its Subsidiary's rights to the continued possession of the leased or subleased premises under any such lease or sublease in conflict with the terms hereof which claim is or would be material to the Company and the Subsidiaries taken as a whole.

         (m) The financial statements of the Company, the Constituent Companies and the Subsidiaries included in the Registration Statement, the S-4 Registration Statement and Prospectus present fairly in all material respects the financial position of the Company, the Constituent Companies and the Subsidiaries (other than KBG, LLC) as of the dates indicated and the results of operations and cash flows for the Company, the Constituent Companies and the Subsidiaries for the periods specified, all in conformity with generally accepted accounting principles applied on a consistent basis. The financial statement schedules included in the Registration Statement and the amounts in the Prospectus under the captions "Prospectus

Summary -- Summary Financial Data," "Unaudited Pro Forma Combined Financial Statements" and "Selected Financial Data" fairly present in all material respects the information shown thereby and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus. The financial statement schedules included in the S-4 Registration Statement and the amounts in the S-4 Registration Statement under the captions "Summary Pro Forma Condensed Combined Financial Data," "WE JAC Selected Consolidated Financial Data," "Miracle Industries Selected Consolidated Financial Data," "Lube Ventures Selected Financial Data," "Rocky Mountain I Selected Financial Data," "Rocky Mountain II Selected Financial Data," "Miracle Partners Selected Financial Data," "Prema Properties Selected Financial Data," and "Ralston Car Wash Selected Financial Data," fairly present in all material respects the information shown thereby and have been compiled on a basis consistent with the financial statements included in the S-4 Registration Statement. The unaudited pro forma financial information (including the related notes) included in the Registration Statement, S-4 Registration Statement, the Prospectus or any Preliminary Prospectus complies as to form in all material respects to the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable. Such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents in all material respects with respect to the Company, the Constituent Companies and the Subsidiaries, the financial position, results of operations and other information purported to be shown thereby at the respective dates and for the respective periods specified.

         (n) Ernst & Young LLP who have examined and are reporting upon the audited financial statements and schedules included in the Registration Statement and the S-4 Registration Statement, are, and were during the periods covered by their reports included in the Registration Statement, the S-4 Registration Statement and the Prospectus, independent public accountants within the meaning of the Securities Act and the rules and regulations of the Commission thereunder.

         (o) None of the Company or the Subsidiaries has sustained, since June 30, 1997, any material loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators' or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Registration Statement, the S-4 Registration Statement and the Prospectus, and except as otherwise stated in the Registration Statement, the S-4 Registration Statement and Prospectus, there has not been (i) any material change in the capital stock, long-term debt, obligations under capital leases or short-term borrowings of the Company and the Subsidiaries taken as a whole, or
(ii) any material adverse change, or any development which could reasonably be seen as involving a prospective material adverse change, in or affecting the business, prospects, properties, assets, results of operations or condition (financial or other) of the Company and the Subsidiaries taken as a whole.

         (p) The Company and the Subsidiaries are not, and after giving effect to the Acquisitions, will not be in violation of their respective charters, or by-laws, and no default exists, and no event has occurred, nor state of facts exists, which, with notice or after the lapse of time to cure or both, would constitute a default in the due performance and observance of any obligation, agreement, term, covenant, consideration or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any such entity is a party or to which any such entity or any of its properties is subject. The consummation of the transactions contemplated hereby and in the Combination Agreement and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under,
(i) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, except for any such breach or default which would not have a material adverse effect on the Company or any of the Subsidiaries, individually or in the aggregate, or (ii) the Articles of Incorporation or Bylaws of the Company or any Subsidiary or any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets. None of the Company or the Subsidiaries is or will be, after giving effect to the Acquisition, in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidaries taken as a whole.

         (q) There is not pending or threatened, any action, suit, proceeding, inquiry or investigation against the Company, the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, before or brought by any court or governmental agency or body or board of arbitrators that are required to be described in the Registration Statement, the S-4 Registration Statement or the Prospectus but are not described as required.

         (r) The descriptions in the Registration Statement, the S-4 Registration Statement and the Prospectus of the contracts, leases and other legal documents thereby described present fairly the information required to be shown, and there are no contracts, leases, or other documents of a character required to be described in the Registration Statement, the S-4 Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required.

         (s) The Company and each of the Subsidiaries have conducted and operated their businesses in material conformity with all the statutes, common laws, ordinances, decrees, orders, rules and regulations, including franchising laws, of the jurisdictions in which each such entity is conducting business except where the failure to so conduct or operate their business would not have a material adverse effect on the Company and the Subsidiaries taken as a whole. Without limiting the foregoing (but subject to the exception taken in the last clause of the preceding sentence), the Company and the Subsidiaries own or possess, and after giving effect to the Acquisitions, will own or possess, and the Company and the Subsidiaries are, and after giving effect to the Acquisitions, will be in material compliance with the terms, provisions and conditions of all permits, licenses, franchises, operating certificates, orders, authorizations, registrations, qualifications, consents or approvals of any court, arbitrator or arbitral body, or any federal, state, local or foreign governmental agency, instrumentality or similar organization, domestic or foreign (hereinafter each individually a "Permit" and collectively, "Permits") necessary to own and use the properties and assets of the Company and each of the Subsidiaries, respectively, and to operate their respective businesses in all locations in which such businesses are currently being operated and as described in the Prospectus; as to the Company and each Subsidiary, each such Permit is and, after giving effect to the Acquisitions, will be valid and in full force and effect and there is and, after giving effect to the Acquisitions, will be no litigation, arbitration, audit, investigation or other proceeding pending or, to the Company's knowledge, threatened which may cause any such Permit of and from all authorities to be revoked, withdrawn, canceled, suspended or not renewed. Neither the Company nor any of the Subsidiaries is aware of any existing or imminent matter that may have a material adverse effect on any of their operations or business prospects of the Company and the Subsidiaries taken as a whole other than as specifically disclosed in the Prospectus. No director, officer, agent or employee of the Company or any of the Subsidiaries, or to the Company's knowledge any other person associated with or acting for or on behalf of the Company or any of the Subsidiaries, has directly or indirectly made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any person, private or public, regardless or form, whether in money, property or services
(i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business obtained, or (iii) to obtain special concessions or for special concessions already obtained for or in respect of the Company or any of the Subsidiaries.

         (t) The Company and the Subsidiaries are not, and after giving effect to the Acquisitions, will not be in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic material (other than violations which would not have a material adverse effect on the Company and the Subsidiaries taken as a whole) and the Company and each Subsidiary have, and after giving effect to the Acquisitions, will have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each Subsidiary is, and after giving effect to the Acquisitions, will be in material compliance with all the terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, result in a material adverse change in or affecting the condition (financial or otherwise), of the Company and the Subsidiaries taken as a whole, except as described in the Prospectus.

         (u) The Company and each of the Subsidiaries own or possess, and after giving effect to the Acquisitions, will own or possess adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, trade secrets, franchises, software, proprietary or other confidential information and intangible properties and assets (collectively, "Intellectual Property") described in the Prospectus as owned by or used by the Company or any Subsidiary or which is necessary to the conduct of its business as now conducted or proposed to be conducted as described in the Prospectus. Neither the Company nor any of the Subsidiaries is aware of any infringement of or conflict with the rights or claims of others with respect to any of the Company's or any Subsidiary's Intellectual Property which management of the Company believes could have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company and the Subsidiaries taken as a whole. Neither the Company nor any of the Subsidiaries is aware of any infringement of any of the Company's or any of the Subsidiaries' Intellectual Property rights by any third party which management of the Company believes could have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company and the Subsidiaries taken as a whole.

         (v) Each of the Company's and the Subsidiaries' respective systems of internal accounting controls taken as a whole are sufficient to meet the broad objectives of internal accounting controls insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's or the Subsidiaries' financial statements; and, none of the Company, the Subsidiaries, nor any employee or agent thereof, has made any payment of funds of the Company or the Subsidiaries or received or retained any funds, and no funds of the Company or the Subsidiaries have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

         (w) The Company and each of the Subsidiaries have filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no material tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which if determined adversely to any such entity, could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole. All material tax liabilities are adequately provided for on the respective books of such entities.

         (x) None of the employees of the Company or any Subsidiary is covered by collective bargaining agreements. No labor dispute with the employees of the Company or any Subsidiary exists or, to the best knowledge of the Company, is threatened or imminent that could result in a material adverse change in or affecting the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole, except as described in or contemplated by the Prospectus.

         (y) The Company and each of the Subsidiaries maintain insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and, consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

         (z) Each of the Company, the Subsidiaries, and their officers, directors or affiliates has not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in or constitute the stabilization or manipulation of any security of the Company or to facilitate the sale or resale of the Shares.

         (aa) The Company is not, will not become as a result of the transactions contemplated hereby and thereby, or will not conduct its respective businesses in a manner in which the Company would become, "an investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         (bb) No Subsidiary of the Company is currently prohibited, nor, after giving effect to the Acquisitions will be prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary or from transferring the Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as disclosed in the Prospectus.

         (cc) Neither the Company, any Subsidiary nor any of their respective officers, directors or other affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

         (dd) Neither the Company, any Subsidiary nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any Subsidiary has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, using corporate funds.

         (ee) The Company and each Subsidiary has delivered or made available to you prior to the date the Registration Statement was declared effective copies of all pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus or other incentive plans, all other written employee programs, arrangements or agreements, all medical, vision, dental or other health plans, all life insurance plans and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), adopted, maintained, sponsored in whole or in part or contributed to by the Company, any Subsidiary or their predecessors for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries are eligible to participate as of the date of this Agreement (collectively, the "Company Benefit Plans").

         The Company and each Subsidiary (and each predecessor of the Company or such Subsidiary that adopted or contributed to a Company Benefit Plan) has maintained all Company Benefit Plans (including filing all reports and returns required to be filed with respect thereto) in accordance with their terms and in compliance with the applicable terms of ERISA, the Internal Revenue Code and any other applicable federal and state laws, except for any breach or violation which would not have, individually or in the aggregate, a material adverse effect on the financial position, results of operations or business of the Company. Each Company Benefit Plan which is intended to be qualified under
Section 401(a) of the Internal Revenue Code has either received a favorable determination letter from the Internal Revenue Service or will timely request such a letter prior to the expiration of any remedial amendment period applicable without penalty to the Company Benefit Plan under the Internal Revenue Code and has at all times been maintained in accordance with Section 401 of the Internal Revenue Code, except where any failure to so maintain such Company Benefit Plan would not have, individually or in the aggregate, a material adverse effect on the financial position, results of operations or business of the Company. Neither Company nor any Subsidiary has engaged in a transaction with respect to any Company Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, would subject the Company or any Subsidiary to a tax or penalty imposed by either Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA in amounts which are reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial position, results of operations or business of the Company.

         Neither Company nor any Subsidiary is obligated to provide post-retirement medical benefits or any other unfunded post-retirement welfare benefits (except continuation coverage under the Consolidated Omnibus Budget Reconciliation Act required to be provided by ERISA Section 601), which such liabilities to the Company or such Subsidiary would have, individually or in the aggregate, a material adverse effect on the financial position, results of operations or business of the Company. Neither the Company, any Subsidiary nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company or such Subsidiary have at any time within the last six years sponsored, contributed to or been obligated under Title I or IV of ERISA to contribute to a "defined benefit plan" (as defined in ERISA Section 3(35)). Within the last six years, neither the Company, any Subsidiary nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with Company or such Subsidiary have had an "obligation to contribute" (as defined in ERISA Section 4212) to a "multiemployer plan" (as defined in ERISA Sections 4001(a)(3) and 3(37)(A)).

         (ff) The Company's hardware and software systems include design, performance and functionality so that the Company does not reasonably expect to experience invalid or incorrect results or abnormal hardware or software operation related to calendar year 2000. The Company's hardware and software systems include calendar year 2000 date conversion and compatibility capabilities, including, but not limited to, date data century recognition, same century and multiple century formula and date value calculations, and user interface date data values that reflect the century.

         (gg) The Underwriters may rely upon the representations and warranties of the Company and the Constituent Companies contained in the Combination Agreement as if such representations and warranties were set forth herein, and the Company believes that the Underwriters are justified in relying on such representations and warranties, provided however, that, for the purposes of the Underwriters reliance thereon, such representations and warranties shall not survive the Closing.

         SECTION 2.        REPRESENTATIONS AND WARRANTIES OF THE SELLING
                           SHAREHOLDERS.

         Each Selling Shareholder severally represents and warrants to and agrees with each Underwriter and the Company that:

         (a) All authorizations and consents necessary for the execution and delivery by such Selling Shareholder of this Agreement and the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder have been given and are in full force and effect on the date hereof and will be in full force and effect on the Closing Date (and, if applicable, the Option Closing Date).

         (b) Such Selling Shareholder has, and on the Closing Date (and, if applicable, the Option Closing Date) will have good and valid title to the Shares to be sold by such Selling Shareholder, free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests whatsoever, and will have, full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder.

         (c) Upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire valid and unencumbered title to such Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests whatsoever.

         (d) The consummation by such Selling Shareholder of the transactions contemplated herein and the fulfillment by such Selling Shareholder of the terms hereof will not result in a violation or breach of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which such Selling Shareholder is a party, or of any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body of an administrative agency or other governmental body having jurisdiction.

         (e) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which might be reasonably expected to cause or result in stabilization or manipulation of the price of the Company's Common Stock, and such Selling Shareholder is not aware of any such action taken or to be taken by affiliates of such Selling Shareholder.

         (f) When the Registration Statement becomes effective and at all times subsequent thereto, such information in the Registration Statement and Prospectus and any amendments or supplements thereto as specifically refers to such Selling Shareholder will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         (g) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in the custody of John F. Ripley and Arnold Janofsky (the "Custodians") under a Custody Agreement (the "Custody Agreement"), duly executed and delivered by such Selling Shareholder, with the Custodians having the authority to deliver the Shares to be sold by such Selling Shareholder hereunder, and that such Selling shareholder has duly executed and delivered a Power of Attorney (the "Power of Attorney") appointing John F. Ripley and Arnold Janofsky as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with the Attorneys-in-Fact having authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 3, to authorize the delivery of the Shares to be sold by it hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and such Custody Agreement.

         (h) The Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Custodians under the Custody Agreement and of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable.

         (i) The obligations of such Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or by the occurrence of any other event, and if any Selling Shareholder should die or become incapacitated, or if any other such event should occur before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of each Selling Shareholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Custodians pursuant to the custody Agreement or by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodians or Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity or other event.

         (j) Such Selling Shareholder is not prompted to sell shares of Common Stock by any information concerning the Company or any of its subsidiaries which is not included in the Registration Statement.

         SECTION 3.        SALE AND DELIVERY OF THE SHARES TO THE UNDERWRITERS;
                           CLOSING.

         (a) On the basis of the representations and warranties hereby contained, and subject to the terms and conditions herein set forth, the Company agrees to issue and sell and the Selling Shareholders agree to sell to each of the Underwriters the Firm Shares, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders the number of Firm Shares set forth opposite the name of such Underwriter in SCHEDULE A (the proportion which each Underwriter's share of the total number of the Firm Shares bears to the total number of Firm Shares is hereinafter referred to as such Underwriter's "underwriting obligation proportion"), at a purchase price of $__________ per share.

         (b) In addition, on the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 351,000 Option Shares at the same purchase price as shall be applicable to the Firm Shares. The option will expire if not exercised within the thirty (30) day period after the date of the Prospectus by giving written notice to the Company. The option granted hereby may be exercised in whole or in part (but not more than once), only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Firm Shares. The notice of exercise shall set forth the number of Option Shares as to which the several Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by you but shall not be later than three full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Shares, the Option Shares as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in their respective underwriting obligation proportions.

         (c) Payment of the purchase price for and delivery of certificates in definitive form representing the Firm Shares shall be made at the offices of Miles & Stockbridge, 10 Light Street, Baltimore, Maryland 21202 or at such other place as shall be agreed upon by the Company and you, at 10:00 a.m., either (i) on the third full business day after the execution of this Agreement, or (ii) at such other time not more than ten full business days thereafter as you and the Company shall determine (unless, in either case, postponed pursuant to the terms hereof), (such date and time of payment and delivery being hereby called the "Closing Time"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for and delivery of certificates in definitive form representing the Option Shares shall be made at the offices of Miles & Stockbridge in the manner set forth above, or at such other place as the Company and you shall determine, on the Date of Delivery as specified in the notice from you to the Company. Payment for the Firm Shares and the Option Shares shall be made to the Company and the Selling Shareholders by wire transfer in same-day funds to the accounts designated to the Underwriters in writing by the Company and the Attorneys-in-Fact against delivery to you for the respective accounts of the Underwriters of the Shares to be purchased by them.

         (d) The certificates representing the Shares to be purchased by the Underwriters shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates representing the Shares will be made available at the offices of A.G. Edwards & Sons, Inc. or at such other place as A.G. Edwards & Sons, Inc. may designate for examination and packaging not later than 10:00 a.m. at least one full business day prior to the Closing Time or the Date of Delivery as the case may be.

         (e) After the Registration Statement becomes effective, you intend to offer the Shares to the public as set forth in the Prospectus, but after the initial public offering of such Shares you may in your discretion vary the public offering price.

         SECTION 4.        CERTAIN COVENANTS OF THE COMPANY AND THE SELLING
                           SHAREHOLDERS.

         The Company and, where expressly indicated, the Selling Shareholders, covenants and agrees with each Underwriter as follows:

         (a) The Company will use its best efforts to cause the Registration Statement to become effective under the Securities Act as soon as practicable after the execution and delivery of this Agreement (if not yet effective at the date and time that this Agreement is executed and delivered by the parties hereto). If the Company elects to rely upon Rule 430A of the Securities Act Regulations or the filing of the Prospectus is otherwise required under Rule 424(b) of the Securities Act Regulations, the Company will comply with the requirements of Rule 430A and will file the Prospectus, properly completed, pursuant to the applicable provisions of Rule 424(b), or a Term Sheet pursuant to and in accordance with Rule 434, within the time period prescribed. If the Company elects to rely upon Rule 462(b), the Company shall file a 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee. The Company will notify you immediately, and confirm the notice in writing, (i) when the Registration Statement, 462(b) Registration Statement or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or 462(b) Registration Statement or amend or supplement the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the withdrawal thereof at the earliest possible moment.

         (b) The Company will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement (i) to the Prospectus, if the Company has not elected to rely upon Rule 430A, (ii) if the Company has elected to rely upon Rule 430A, to either the Prospectus included in the Registration Statement at the time it becomes effective or to the Prospectus filed in accordance with Rule 424(b) or any Term Sheet filed in accordance with Rule 434, or (iii) if the Company has elected to rely upon Rule 462(b), to any 462(b) Registration Statement, in any case if you shall not have previously been advised and furnished a copy thereof a reasonable time prior to the proposed filing, or if you or counsel for the Underwriters shall object to such amendment or supplement.

         (c) The Company has furnished or will furnish to you, at its expense, as soon as available, four copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith and signed copies of all consents and certificates of experts, as you may reasonably request, and has furnished or will furnish to each Underwriter, one conformed copy of the Registration Statement as originally filed and of each amendment thereto.

         (d) The Company will deliver to each Underwriter, at the Company's expense, from time to time, as many copies of each Preliminary Prospectus as such Underwriter may reasonably request, and the Company hereby and thereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will deliver to each Underwriter, at the Company's expense, as soon as the Registration Statement shall have become effective and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as supplemented or amended) as each Underwriter may reasonably request. The Company will comply to the best of its ability with the Securities Act and the Securities Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus or any Term Sheet in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus or any Term Sheet as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements thereby, in light of the circumstances under which they were made when such Prospectus or any Term Sheet is delivered not misleading, or, if for any reason it shall be necessary during such same period to amend or supplement the Prospectus or any Term Sheet in order to comply with the Securities Act or the rules and regulations thereunder, the Company will notify you and upon your request prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or any Term Sheet or a supplement to the Prospectus or any Term Sheet or an amendment or supplement to any such incorporated document which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus or any Term Sheet, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus or any Term Sheet complying with Section 10(a)(3) of the Securities Act.

         (e) The Company will use its best efforts to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to make any undertakings in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

         (f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the "effective date of the Registration Statement" (as defined in Rule 158(c) of the Securities Act Regulations), an earnings statement (in reasonable detail but which need not be audited) complying with the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder and covering a period of at least 12 months beginning after the effective date of the Registration Statement.

         (g) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds."

         (h) The Company will furnish to its securityholders, as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of operations for each of the first three quarters of the fiscal year. During a period of five years after the date hereof, the Company will furnish to you: (i) concurrently with furnishing such reports to its securityholders, statements of operations of the Company for each of the first three quarters in the form furnished to the Company's securityholders; (ii) concurrently with furnishing to its securityholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of cash flows and of securityholders' equity of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent public accountants; (iii) as soon as they are available, copies of all reports (financial or otherwise) mailed to securityholders; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. (the "NASD"); (v) every material press release in respect of the Company or its affairs which is released by the Company and which is filed with the Commission on Form 8-K; and (vi) any additional information of a public nature concerning the Company or its business that you may reasonably request. During such five-year period, the foregoing financial statements shall be on a consolidated basis, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

         (i) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, neither the Company nor any Selling Shareholder will, without the prior written consent of A.G. Edwards & Sons, Inc., offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, or announce any offer, pledge, sale, grant of any option to purchase or other disposition, directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in Sections 2 and 3 of this Agreement and other than pursuant to the Company's stock option plans.

         (j) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

         (k) The Company will cause the Shares to be listed, subject to notice of issuance, on the Nasdaq National Market tier of the Nasdaq Stock Market and will maintain the listing of the Shares on the Nasdaq National Market or the New York Stock Exchange unless such listing is not permitted pursuant to the rules and regulations of the Nasdaq Stock Market or the New York Stock Exchange, as appropriate.

         (l) The Company is familiar with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner so as to ensure that the Company was not and will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (m) Neither the Company nor any Selling Shareholder will, and the Company will use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

         (n) If at any time during the 30-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from you advising the Company to the effect set forth above, the Company agrees to forthwith consult with you concerning the substance dissemination of a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

         (o) The Company has provided to the Representatives agreements executed by those persons listed on SCHEDULE D which provide that except pursuant to this Agreement or with the prior written consent of A.G. Edwards & Sons, Inc., for a period of 180 days from the date of the Prospectus, such person will not, directly or indirectly, offer for sale, sell, grant any options, rights or warrants with respect to any shares of Common Stock, securities convertible into Common Stock or any capital stock of the Company, or otherwise dispose of any shares of Common Stock or such other securities or capital stock.

         (p) SCHEDULE F attached hereto sets forth the names of all persons whom, pursuant to the terms of the Combination Agreement, have agreed that for a period of 180 days from the date of the consummation of the Acquisitions, they will not, directly or indirectly, offer for sale, sale, grant any options, rights or warrants with respect to any shares of Common Stock, securities convertible into Common Stock or any capital stock of the Company, or otherwise dispose of any shares of Common Stock or such other securities or capital stock, and the Company will use its commercially reasonable best efforts to ensure that such persons abide by such provision of the Combination Agreement for a period of not less than 180 days from the Prospectus.

         (r) Prior to the Closing Date (and, if applicable, the Option Closing
Date), neither the Company or any Selling Shareholder will issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company or any of its subsidiaries, the financial condition, results of operations, business, properties, assets or liabilities of the Company or any of its subsidiaries, or the offering of the Shares, without your prior written consent, which consent will not be unreasonably withheld.

         (s) The Company will use its commercially reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date or the Option Closing Date, as the case may be.

         SECTION 5.        COVENANTS OF THE SELLING SHAREHOLDERS.

         Each Selling Shareholder covenants and agrees with each of the
Underwriters:

         (a) During the period beginning on the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such Selling Shareholder will not, without your prior written consent, sell, offer to sell, contract to sell, solicit an offer to buy, grant any option for the purchase or sale of, assign, pledge, distribute or otherwise transfer, dispose of or encumber (or make any announcement with respect to any of the foregoing), directly or indirectly, any shares of Common Stock, or any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock or evidencing any right to purchase or subscribe for shares of Common Stock, whether or not beneficially owned by the undersigned, except as provided in Section 2.

         (b) Such Selling Shareholder will not (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

         SECTION 6.        PAYMENT OF EXPENSES.

         The Company will pay and bear all costs, fees and expenses incident to the performance of its obligations under this Agreement (excluding fees and expenses of counsel for the Underwriters, except as specifically set forth below), including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the Preliminary Prospectuses, the Prospectus and any Term Sheet and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the certificates representing the Shares, the Blue Sky Memoranda and any instruments relating to any of the foregoing, (c) the issuance and delivery of the Shares to the Underwriters, including any transfer taxes payable upon the sale of the Shares to the Underwriters (other than transfer taxes on resales by the Underwriters), (d) the fees and disbursements of the Company's counsel and accountants, (e) the qualification of the Shares under the applicable securities laws in accordance with the terms of this Agreement, including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Memoranda (which shall not exceed $10,000),
(f) all costs, fees and expenses in connection with the notification to the Nasdaq National Market of the proposed issuance of the Shares, (g) filing fees relating to the review of the offering by the NASD, (h) all filing fees, fees and disbursements of counsel and printing costs incurred in connection with the qualification of the Shares for sale in Canada (which shall not exceed $10,000);
(i) the transfer agent's and registrar's fees and all miscellaneous expenses referred to in Part II of the Registration Statement, (j) costs related to travel and lodging incurred by the Company and its representatives relating to meetings with and presentations to prospective purchasers of the Shares reasonably determined by the Underwriters to be necessary or desirable to effect the sale of the Shares to the public, and (k) all other costs and expenses incident to the performance of the Company's obligations hereunder (including costs incurred in closing the purchase of the Option Shares, if any) that are not otherwise specifically provided for in this section. The Company, upon your request, will provide funds in advance for filing fees in connection with "blue sky" qualifications. The Underwriters may deem the Company to be the primary obligor with respect to all costs, fees and expenses to be paid by the Company and/or on behalf of the Selling Shareholders.

        If the sale of the Shares provided for hereby is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement hereby or comply with any provision hereof other than by reason of default by any of the Underwriters, the Company will reimburse the Underwriters severally on demand for all reasonable out-of-pocket expenses reasonably incurred by the Underwriters in reviewing the Registration Statement and the Prospectus, and in investigating and making preparations for the marketing of the Shares.

         SECTION 7.        CONDITIONS OF UNDERWRITERS' OBLIGATIONS.

        The obligations of the Underwriters to purchase and pay for (i) the Firm Shares that they have respectively agreed to purchase pursuant to this Agreement (and any Option Shares as to which the option granted in Section 3 has been exercised and the Date of Delivery determined by you is the same as the Closing Time) at the Closing Time and (ii) the Option Shares at the Date of Delivery of the Option Shares, are subject to the accuracy of the representations and warranties of the Company contained hereby as of the Closing Time or the Date of Delivery, as the case may be, and to the accuracy of the representations and warranties of the Company contained in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of their obligations hereunder, and to the following further conditions:

         (a) The Registration Statement shall have become effective not later than 5:30 p.m. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 p.m. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing; if the Company has elected to rely upon Rule 462(b), the 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement shall have been issued under the Securities Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters. If the Company has elected to rely upon Rule 430A, a Prospectus or a Term Sheet containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

         (b) At the Closing Time, you shall have received a favorable opinion of Miles & Stockbridge, a Professional Corporation, counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company is, and after giving effect to the Acquisitions will be, duly qualified to transact business as a foreign corporation and is in good standing in each of the jurisdictions in which the ownership or leasing of the Company's properties or the nature or conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

                  (ii) Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation. Each such entity has all requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. Each such entity is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

                  (iii) The Company has the corporate power and authority to enter into this Agreement and the Combination Agreement, to issue, sell and deliver the Shares as provided hereby and to consummate the transactions contemplated hereby and thereby. This Agreement and the Combination Agreement have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Underwriters, constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights or by general principles of equity whether considered at law or in equity and except to the extent that enforcement of the indemnification provisions set forth in Section 8 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

                  (iv) Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of the Shares, the execution, delivery and performance of this Agreement and the Combination Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, has been made or obtained and is in full force and effect, except such as may be necessary under state securities laws or required by the NASD in connection with the purchase and distribution of the Shares by the Underwriters, as to which such counsel need express no opinion. No consents or waivers from any other person are required in connection with the execution and delivery by the Company of this Agreement and the Combination Agreement and the consummation of the transactions contemplated hereby and thereby, except such as have been obtained or made.

                  (v) Neither the issuance, sale and delivery by the Company of the Shares, nor the execution, delivery and performance of this Agreement or the Combination Agreement, nor the consummation of the transactions contemplated hereby or thereby will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving notice or the passage of time or both) constitute a default under, the charter or by-laws of the Company or the Subsidiaries, respectively, or, under any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument filed as an exhibit to the Registration Statement or S-4 Registration Statement or attached to or incorporated by reference into the Combination Agreement to which the Company or the Subsidiaries, respectively, is a party or to which the Company or the Subsidiaries, respectively, any of their respective properties or other assets, is subject; or, to such counsel's knowledge, any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body; or to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries, respectively.

                  (vi) The Common Stock conforms in all material respects as to legal matters to the description thereof contained in the Registration Statement and the Prospectus under the heading "Description of Capital Stock."

                  (vii) The Shares to be issued and sold to the Underwriters hereunder have been validly authorized by the Company. When issued and delivered against payment therefor as provided in this Agreement, such Shares will be validly issued, fully paid and nonassessable. To such counsel's knowledge, no preemptive rights of shareholders exist with respect to any of the Shares which have not been satisfied or waived. To such counsel's knowledge, no person or entity holds a right to require or participate in the registration under the Securities Act of the Shares pursuant to the Registration Statement which has not been satisfied or waived; and, except as set forth in the Prospectus, no person holds a right to require registration under the Securities Act of any shares of Common Stock of the Company at any other time which has not been satisfied or waived. The form of certificates evidencing the Shares complies with all applicable requirements of Virginia law.

                  (viii) The shares of Common Stock to be issued to the shareholders of the Constituent Companies have been duly authorized and, when issued and delivered to the purchasers thereof upon delivery of the consideration therefor as provided in the Combination Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any statutory preemptive rights of shareholders or, to the best of such counsel's knowledge, any other rights to purchase.

                  (ix) The Company has duly authorized and validly issued capital stock as set forth in the Prospectus under the caption "Capitalization."

                  (x) After giving effect to the Acquisitions, all of the issued shares of capital stock of each of the Subsidiaries will be duly authorized and validly issued, fully paid and nonassessable and will be owned directly, or indirectly through another Subsidiary, by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever. To the knowledge of such counsel, other than the Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

                  (xi) To such counsel's knowledge, except as disclosed in the Prospectus, there are, and after giving effect to the Acquisitions there will be, no outstanding (A) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

                  (xii) To such counsel's knowledge, none of the Company or the Subsidiaries is in violation of their respective charter or by-laws, and no material default exists, and no event has occurred nor state of facts exist which, with notice or after the lapse of time to cure or both, would constitute a material default in the due performance and observance of any obligation, agreement, term, covenant, or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any such entity is a party or to which any such entity or any of its properties is subject and which is filed as an exhibit to the Registration Statement or the S-4 Registration Statement or attached to or incorporated by reference into the Combination Agreement.

                  (xiii) To such counsel's knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation against the Company, the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, before or brought by any court or governmental agency or body or board of arbitrators, that are required to be described in the Registration Statement, the S-4 Registration Statement or the Prospectus but are not described as required. To such counsel's knowledge, the Company and the Subsidiaries are not in violation of any law, ordinance, administrative or governmental rule or regulation of the Commonwealth of Virginia or the United States of America applicable to the Company or the Subsidiaries, or any decree of any court or governmental agency or body having jurisdiction over the Company or the Subsidiaries which would have a material adverse effect on the Company and the Subsidiaries taken as a whole.

                  (xiv) The descriptions in the Registration Statement, the S-4 Registration Statement and the Prospectus of the contracts, leases and other legal documents thereby described present fairly in all material respects the information required to be shown and there are no contracts, leases or other documents known to such counsel of a character required to be described in the Registration Statement, the S-4 Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or the S-4 Registration Statement which are not described or filed as required.

                  (xv) The Registration Statement, the S-4 Registration Statement and any 462(b) Registration Statement have become effective under the Securities Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, the S-4 Registration Statement or any 462(b) Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or contemplated under the Securities Act. Other than financial statements and other financial and operating data and schedules contained therein, as to which counsel need express no opinion, the Registration Statement, the S-4 Registration Statement any 462(b) Registration Statement, all Preliminary Prospectuses, the Prospectus and any amendment or supplement thereto, appear on their face to conform as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder.

                  (xvi) The Company is not, or solely as a result of the consummation of the transactions contemplated hereby and thereby will not become, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  (xvii) The descriptions in the Prospectus of statutes, regulations, legal or governmental proceedings are accurate and present fairly in all material respects a summary of the information required to be shown under the Securities Act and the Securities Act Regulations. The information in the Prospectus under the caption "Shares Available for Future Sale" to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel, is correct in all material respects and presents fairly in all material respects the information required to be disclosed thereby under the Securities Act and the Securities Act Regulations.

                  (xviii) Upon delivery and transfer of the consideration to be given by the respective parties thereto, each of the Acquisitions will have been consummated in accordance with the terms of the Combination Agreement.

                  Such counsel shall also state that, in connection with the Registration Statement, the S-4 Registration Statement and any 462(b) Registration Statement and in accordance with their understanding with the Company, they have advised the Company as to the requirements of the Act and the Rules and Regulations and rendered other legal advice and assistance to the Company pertaining to the Registration Statement, the S-4 Registration Statement, any 462(b) Registration Statement and the Preliminary Prospectus and the Prospectus. Rendering such advice and assistance involved, among other things, discussions and inquiries concerning various legal and related subjects, and reviews of and reports on certain corporate records, documents and proceedings. Such counsel shall also state that they participated in conferences with the Underwriters' representatives and those of the Company, the Underwriters' counsel and the Company's independent accountants at which the contents of the Registration Statement, the S-4 Registration Statement, any 462(b) Registration Statement, the Preliminary Prospectus and the Prospectus and related matters were discussed and revised.

                  Such counsel shall state that, on the basis of the information which was developed in the course of the performance of the services referred to above, considered in the light of their understanding of the applicable law and the experience such counsel has gained through their practice thereunder, no facts have come to such counsel's attention that has caused them to believe that the Registration Statement, the S-4 Registration Statement and any 462(b) Registration Statement, on their respective effective dates and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to the date hereof, as of its issue date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel need not express any belief regarding the financial statements or related schedules or any other financial or statistical information contained in or incorporated by reference into the Registration Statement, the S-4 Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto).

                  In rendering such opinions set forth in this Section 7(b), such counsel may rely on the following:

                           (1) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel familiar with the applicable laws, and

                           (2) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers or departments of various jurisdictions, having custody of documents respecting the existence or good standing of the Company provided that copies of all such opinions, statements or certificates shall be delivered to Underwriters' counsel. The opinion of counsel for the Company shall state that the opinion of any other counsel, or certificate or written statement, on which such counsel is relying is in form satisfactory to such counsel and that you and they are justified in relying thereon.

         (c) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received a favorable opinion of ___________________, counsel to the Selling Shareholders, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) Each Selling Shareholder has duly authorized, executed and delivered the Custody Agreement and Power of Attorney, appointing ____________ and ________________ as such Selling Shareholder's Custodians with authority to take custody of and deliver the Shares as represented by certificates on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement and appointing _______________ and _________________ as such Selling Shareholder's attorneys-in-fact with authority to execute and deliver this Agreement on behalf of such Selling Shareholder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Power of Attorney.

                  (ii) Each Selling Shareholder has full legal right, power and authority to enter into this Agreement and the Combination Agreement to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder and to consummate the transactions contemplated hereby and thereby. This Agreement and the Combination Agreement have been duly authorized, executed and delivered on behalf of the Selling Shareholders, and, assuming due authorization, execution and delivery by the Underwriters, constitute valid and legally binding agreements of the Selling Shareholders enforceable in accordance with their terms, except to the extent the enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights or by general principles of equity whether considered at law or in equity and except to the extent that enforcement of the indemnification provisions set forth in Section 8 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

         (d) At the Closing Time, you shall have received a favorable opinion from Alston & Bird LLP, counsel for the Underwriters, dated as of the Closing Time, with respect to the incorporation of the Company, the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass on such matters.

         (e) At the Closing Time, (i) the Registration Statement, the S-4 Registration Statement, any 462(b) Registration Statement, and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated thereby under the Securities Act and the Securities Act Regulations and in all material respects shall conform to the requirements of the Securities Act and the Securities Act Regulations; the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon) and neither the Registration Statement, the S-4 Registration Statement, any 462(b) Registration Statement, nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated thereby or necessary to make the statements thereby not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the best of the Company's knowledge, threatened against the Company that could reasonably be expected to be decided materially adversely to the Company and would be required to be set forth in the Prospectus other than as set forth thereby and no proceedings shall be pending or, to the best knowledge of the Company, threatened against the Company before or by any federal, state or other commission, board or administrative agency whereby an unfavorable decision, ruling or finding could materially adversely affect the business, prospects, assets, results of operations or condition (financial or otherwise) of the Company, other than as set forth in the Prospectus, (iv) the Company shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (v) the representations and warranties of the Company set forth in Section 1 hereof shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate executed by the President and Chief Executive Officer and the Senior Vice President - Finance of the Company dated as of the Closing Time, to such effect and with respect to the following additional matters: (A) the Registration Statement and the S-4 Registration Statement have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or the S-4 Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, threatened under the Securities Act; and (B) they have reviewed the Registration Statement, the S-4 Registration Statement and the Prospectus and, when the Registration Statement, the S-4 Registration Statement and any 462(b) Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, the S-4 Registration Statement, any 462(b) Registration Statement and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included thereby or necessary to make the statements thereby not misleading and neither the Registration Statement, the S-4 Registration Statement any 462(b) Registration Statement, nor the Prospectus nor any amendment or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated thereby or necessary to make the statements thereby not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth.

         (f) You shall have received from Ernst & Young, LLP letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and the Closing Time and the Date of Delivery, in form and substance satisfactory to you.

         (g) At the Closing Time, you shall have received from Ernst & Young, LLP a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(e) above, except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

         (h) At the Closing Time, Alston & Bird LLP, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated in this Agreement and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions hereby contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to counsel for the Underwriters. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

         (i) The NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

         (j) The Company and each Selling Shareholder shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties contained hereby and related matters as the Representatives may reasonable have requested.

         (k) The Shares shall be approved for quotation on the Nasdaq National Market, subject to notice of issuance.

         (l) The Company shall have delivered to you written lock-up agreements from the officers and directors of the Company listed on SCHEDULE E pursuant to which such persons agree with the Representatives not to offer, sell or dispose of any Common Stock of the Company, or any securities convertible into or exercisable or exchangeable therefor or derivative therefrom, for a period of 180 days after the date of this Agreement, directly or indirectly, except with the prior consent of A.G. Edwards & Sons, Inc.

         (m) At or prior to the Closing Date, each Combination shall have been consummated on terms that conform in all material respects to the description thereof in the S-4 Registration Statement and the Prospectus and the Underwriters shall have received true and correct copies of all material documents pertaining thereto and evidence satisfactory to the Underwriters of the consummation thereof.

         (n) Subsequent to the date hereof, there shall not have occurred any of the following: (i) if there has occurred or accelerated any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (ii) if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or limitations on prices for trading (other than limitations on hours or numbers of days of trading, including any suspension of program trading resulting from a fifty (50) point fluctuation in the Dow Jones Industrial Average) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the Commission or any other governmental authority, or (iii) if a banking moratorium has been declared by federal or New York or Missouri authorities, or
(iv) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company, or
(v) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 6. Notwithstanding any such termination, the provisions of Section 8 shall remain in effect.

                  The several obligations of the Underwriters to purchase Option Shares hereunder are subject to the satisfaction on and as of any Date of Delivery for Option Shares of the conditions set forth in this Section 5, except that, if any Date of Delivery for Option Shares is other than the Closing Time, the certificates, opinions and letters referred to in paragraphs (b), (c) and
(e) shall be revised to reflect the sale of Option Shares.

         SECTION 8.        INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any breach of any warranty or covenant of the Company hereby contained, (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto or (iii) arise out of or are based upon the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement, the Prospectus, or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein, provided further, that the indemnification contained in this Section 8(a) with respect to the Preliminary Prospectus shall not inure to the benefit of any Underwriter on account of any losses, claims, damages or liabilities if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and the Underwriter failed to send or otherwise deliver at or prior to the written confirmation of the sale of Shares a copy of the Prospectus (as then amended or supplemented) if the Company has previously furnished sufficient copies thereof to the Underwriter on a timely basis. In addition to its other obligations under this Section 8(a), the Company agrees that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 8(a), upon receipt of an itemized statement therefor, it will reimburse the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the prime rate (or reference rate or other commercial lending rate for borrowers of the highest credit standing) published from time to time by The Wall Street Journal (or if not reported thereby by some other authoritative source to be selected by the Representatives) (the "Prime Rate") from the date of such request. In the event that it is ultimately determined that such advances or similar payments are improper or that an Underwriter or the Underwriters are not entitled to such payments, the Underwriter or Underwriters, as the case may be, shall reimburse the Company for such payments, together with interest at the Prime Rate from the date of the advance by the Company to the date of payment by the Underwriter or Underwriters, as the case may be. This indemnity agreement shall be in addition to any liabilities that the Company may otherwise have. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such action or claim (or related cause of action or portion thereof).

         The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Securities Act to the same extent as such agreement applies to the Underwriters.

         (b) Each Selling Shareholder will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any breach of any warranty or covenant of such Selling Shareholder hereby contained, (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or (iii) arise out of or are based upon the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement, the Prospectus, or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that each Selling Shareholder listed on SCHEDULE G shall only be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, provided further, that such Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein, provided further, that such Selling Shareholder shall not be liable for any amounts in excess of the net proceeds received by such Selling Shareholder from the sale of Shares hereunder. In addition to its other obligations under this Section 8(b), each Selling Shareholder agrees that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 8(b), it will reimburse the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of such Selling Shareholder's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities that such Selling Shareholder may otherwise have. No Selling Shareholder will, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such action or claim (or related cause of action or portion thereof).

The indemnity agreement in this Section 8(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Securities Act to the same extent as such agreement applies to the Underwriters.

         (c) Each Underwriter, severally but not jointly, will indemnify and hold the Company and each Selling Shareholder harmless against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant by such Underwriter hereby contained or any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state thereby a material fact required to be stated thereby or necessary to make the statements thereby not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement any 462(b) Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company or such Selling Shareholder for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to its other obligations under this Section 8(c), the Underwriters agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 8(c), they will reimburse the Company or such Selling Shareholder on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligation to reimburse the Company or such Selling

Shareholder for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to the Company within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Underwriters may otherwise have. No Underwriter will, without the prior written consent of the Company or such Selling Shareholder, settle or compromise or consent to the entry of judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not the Company or such Selling Shareholder is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of the Company or such Selling Shareholder from all liability arising out of such action or claim (or related cause of action or portion thereof).

         The indemnity agreement in this Section 8(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company and each person, if any, who controls the Company within the meaning of the Securities Act to the same extent as such agreement applies to the Company.

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; no indemnification provided for in subsection (a), (b) or (c), contribution provided for in subsection (d) or other remedy under common law or otherwise shall be available to any party who shall fail to give notice as provided in this subsection (d) if the party to whom notice was not given was prejudiced by the failure to give such notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate thereby and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, except that if the indemnified party has been advised by reputable counsel in writing that there are one or more defenses available to the indemnified party which are different from or additional to those available to the indemnifying party, then the indemnified party shall have the right to employ separate counsel and in that event the reasonable fees and expenses of such separate counsel for the indemnified party shall be paid by the indemnifying party; provided, however, that if the indemnifying party is the Company, the Company shall only be obligated to pay the reasonable fees and expenses of a single law firm (and any reasonably necessary local counsel) employed by all of the indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in subsection (a),
(b) and (c) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the National Association of Securities Dealers, Inc. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, thereby electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in subsections (a),
(b) and (c) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the provisions of subsections (a), (b) and (c).

                   (f) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this Section 8 is for any reason judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the right of appeal) to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Selling Shareholders, on the one hand and the Underwriters on the other shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, and one or more of the Underwriters, as incurred, in such proportions that (a) the Underwriters are responsible pro rata for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price (before deducting expenses) appearing thereon, and (b) the Company and the Selling Shareholders are responsible for the balance, provided, however, that no person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; provided, further, that if the allocation provided above is not permitted by applicable law, the Company, on the one hand, and the Underwriters on the other shall contribute to the aggregate losses in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders, on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Selling Shareholders, on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending such action or claim. Notwithstanding the provisions of this Section 8(f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations in this Section 8(f) to contribute are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8(f), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

              (g) The indemnification provided pursuant to Section 8 (a)(I) above shall not survive the closing of the transactions completed by this Agreement. In addition, underwriting discounts and commissions which would have been payable to the Underwriters by the Company in the event closing occurs shall not be considered losses and the Underwriters shall not be entitled to seek payment of such amounts pursuant to Section 8 (a)(i) or otherwise if closing does not occur

         SECTION 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

         The representations, warranties, indemnities, agreements and other statements of the Company, or its officers, and each Selling Shareholder set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, such Selling Shareholder or any Underwriter or controlling person, and with respect to an Underwriter, the Company or such Selling Shareholder, will survive delivery of and payment for the Shares or termination of this Agreement.

         SECTION 10.       EFFECTIVE DATE OF AGREEMENT AND TERMINATION.

         (a) This Agreement shall become effective immediately as to Sections 4 and 6 and, as to all other provisions, (i) if at the time of execution of this Agreement the Registration Statement has not become effective, at 10:00 a.m., on the first full business day following the effectiveness of the Registration Statement, or (ii) if at the time of execution of this Agreement the Registration Statement has been declared effective, at 10:00 a.m. on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company or by release of any of the Shares for sale to the public. For the purposes of this Section 10, the Shares shall be deemed to have been so released upon the release of publication of any newspaper advertisement relating to the Shares or upon the release by you of telegrams (i) advising the Underwriters that the Shares are released for public offering, or (ii) offering the Shares for sale to securities dealers, whichever may occur first. By giving notice before the time this Agreement becomes effective, you, as representative of the several Underwriters, or the Company, may prevent this Agreement from becoming effective, without liability of any party to any other party, except that the Company shall remain obligated to pay its costs and expenses to the extent provided in Section 6 hereof.

         (b) You may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) in accordance with Section 7(m) of this Agreement, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, management, properties, assets, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, or (iii) if there has occurred or accelerated any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the Nasdaq National Market or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum prices for trading have been fixed by such exchange or the NASD or by order of the Commission or any other governmental authority having jurisdiction, or (v) if a banking moratorium has been declared by federal or New York or Missouri authorities, or (vi) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company, or (vii) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

         (c) If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party, except to the extent provided in Section 6. Notwithstanding any such termination, the provisions of Section 8 shall remain in effect.

         SECTION 11.       DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.

         If one or more of the Underwriters shall fail at the Closing Time to purchase the Shares that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 36-hour period, then:

         (a) If the aggregate number of Firm Shares which are Defaulted Securities does not exceed 10 percent of the aggregate number of Firm Shares to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligation proportions bear to the underwriting obligations of all non-defaulting Underwriters, and

         (b) If the aggregate number of Firm Shares which are Defaulted Securities exceeds 10 percent of the aggregate number of Firm Shares to be purchased pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section 11 shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus that may hereby or thereby be made necessary. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 11.

         SECTION 12.       DEFAULT BY THE COMPANY.

         If the Company shall fail at the Closing Time to sell and deliver the aggregate number of Firm Shares that it is obligated to sell, then this Agreement shall terminate without any liability on the part of any non-defaulting party, except to the extent provided in Section 6 and except that the provisions of Section 8 shall remain in effect.

         No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect to such default.

         SECTION 13.       NOTICES.

         All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: ___________________ (with a copy sent in the same manner to Alston & Bird LLP, Attention: Joel J. Hughey). Notices to the Company, shall be directed to the Company at 748 Miller Drive, S.E., Post Office Box 5000, Leesburg, Virginia 22075, Attention: John F. Ripley (with a copy sent in the same manner to Miles & Stockbridge, A Professional Corporation, Attention: John B. Frisch).

         SECTION 14.       PARTIES.

         This Agreement is made solely for the benefit of and is binding upon the Underwriters, the Company, to the extent provided in Section 8, any person controlling the Company, or any of the Underwriters, the officers and directors of the Company, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 8, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Shares.

         All of the obligations of the Underwriters hereunder are several and not joint.

         SECTION 15.       GOVERNING LAW AND TIME.

         This Agreement shall be governed by the laws of the State of Missouri. Specified time of the day refers to United States Eastern Time. Time shall be of the essence of this Agreement.

         SECTION 16.       COUNTERPARTS.

         This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, and upon the acceptance hereof by A.G. Edwards & Sons, Inc., on behalf of each of the Underwriters, this instrument will become a binding agreement among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Agreement among Underwriters, a copy of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                            Very truly yours,

                                            PRECISION AUTO CARE, INC.

                                            By:
                                                ____________________________
                                                 Name:
                                                 Title:

                                            By:
                                                ____________________________
                                                 Attorney-in-Fact for the
                                                 Selling Shareholders

The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above:

A.G. EDWARDS & SONS, INC.

FERRIS, BAKER WATTS, INCORPORATED

By:  A.G. Edwards & Sons, Inc.

By:
    _________________________________
      (Authorized Representative)

ON BEHALF OF EACH OF THE UNDERWRITERS

                                   SCHEDULE A
                                  UNDERWRITERS

                                                 Number of
                                                 Firm Shares
Underwriter                                      to be Purchased
-----------                                      ---------------
A.G. Edwards & Sons, Inc..................
Ferris, Baker Watts, Incorporated.........

TOTAL                                               ____________

                                                    ============

                                   SCHEDULE B
                              SELLING SHAREHOLDERS

                                                    Number of
                                                    Firm Shares
Selling Shareholder                                 to be Purchased
-------------------                                 ---------------





TOTAL                                               _____________

                                                    =============

                                   SCHEDULE C
                             CONSTITUENT COMPANIES

        WE JAC CORPORATION                      MIRACLE INDUSTRIES, INC.
      a Delaware corporation                       an Ohio corporation

        LUBE VENTURES, INC.                       MIRACLE PARTNERS, INC.
        an Ohio corporation                         an Ohio corporation

   ROCKY MOUNTAIN VENTURES, INC.             ROCKY MOUNTAIN VENTURES II, INC.
      a Colorado corporation                     a Colorado corporation

      PREMA PROPERTIES, LTD.                     RALSTON CAR WASH, LTD.
and Ohio limited liability company        a Colorado limited liability company

                                      and

                                    KBG, LLC

                      a _______ limited liability company

                                   SCHEDULE D
                                  SUBSIDIARIES

                                   SCHEDULE E
               SCHEDULE OF PERSONS SUBJECT TO LOCK-UP AGREEMENTS

                                   SCHEDULE F
   SCHEDULE OF PERSONS SUBJECT TO TRANSFER RESTRICTIONS UNDER THE COMBINATION
                                   AGREEMENT

                                   SCHEDULE G
         SCHEDULE OF PERSONS SUBJECT TO LIMITATIONS ON INDEMNIFICATION
                      OBLIGATIONS PURSUANT TO SECTION 7(B)